UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2021

GORES HOLDINGS IV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39189	82-2124167
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9800 Wilshire Blvd. Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

(310) 209-3010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock	GHIV	Nasdaq Capital Market
Warrants	GHIVW	Nasdaq Capital Market
Units	GHIVU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 20, 2021, Gores Holdings IV, Inc. (the “Company”), a blank check company incorporated as a Delaware corporation, held a special meeting of the Company’s stockholders (the “Special Meeting”) in lieu of the 2021 annual meeting of the Company’s stockholders, at which holders of 32,446,172 shares of common stock (consisting of 21,821,172 shares of Class A common stock, par value $0.0001 per share, of the Company (the “Class A Stock”) and 10,625,000 shares of Class F common stock, par value $0.0001 per share, of the Company (the “Class F Stock”)) were present in person or by proxy, representing 61.08% of the voting power of the shares of the Company’s common stock as of December 15, 2020, the record date for the Special Meeting, and constituting a quorum for the transaction of business. Each of the proposals listed below is described in more detail in the definitive proxy statement filed December 16, 2020 and as amended on January 13, 2021, and incorporated herein by reference. A summary of the voting results at the Special Meeting for each of the proposals is set forth below:

1. Business Combination Proposal. The stockholders approved that certain Business Combination Agreement, dated as of September 22, 2020 (as it may be amended from time to time, the “Business Combination Agreement”), by and among the Company, SFS Holding Corp., a Michigan corporation (“SFS Corp.”), United Wholesale Mortgage, LLC (f/k/a United Shore Financial Services, LLC), a Michigan limited liability company (“UWM”), and UWM Holdings, LLC, a Delaware limited liability company (“UWM LLC”), and the transactions contemplated thereby (collectively, the “Business Combination”). The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
32,368,086	52,211	25,875	0

2. Nasdaq Proposal. The stockholders approved, for purposes of complying with applicable Nasdaq listing rules, the issuance of more than 20% of the Class A Stock and Class F Stock of the Company (prior to the effectiveness of the Proposed Charter, the Class A Stock together with the Class F Stock, and, upon the effectiveness of the Proposed Charter, the Class A Stock, the Class B common stock, par value $0.0001 per share, of the Company (the “Class B Stock”), the Class C common stock, par value $0.0001 per share, of the Company (the “Class C Stock”) and the Class D common stock, par value $0.0001 per share, of the Company (the “Class D Stock”), together, the “Common Stock”) and voting power in connection with the Business Combination and the Private Placement. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
32,349,589	60,004	36,579	0

3. Charter Approval Proposal. The stockholders adopted the proposed Second Amended and Restated Certificate of Incorporation of the Company (the “Proposed Charter”). The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
32,358,724	52,704	34,744	0

4. Governance Proposal. The stockholders approved, on a non-binding advisory basis, a separate proposal with respect to certain governance provisions in the Proposed Charter in accordance with United States Securities and Exchange Commission requirements. The voting results for each separate proposal were as follows:

a.

Proposal 4A: Change in Authorized Shares — to amend the Proposed Charter to (i) increase the Post-Combination Company’s total number of authorized shares of capital stock from 221,000,000 shares to 9,200,000,000 shares of capital stock, (ii) increase the Post-Combination Company’s authorized Class A Stock from 200,000,000 shares to 4,000,000,000 shares of Class A Stock, (iii) create the Post-Combination Company’s Class B Stock, consisting of 1,700,000,000 authorized shares of Class B Stock, (iv) create the Post-Combination Company’s Class C Stock, consisting of 1,700,000,000 authorized shares of Class C Stock, (v) create the Post-Combination Company’s Class D Stock, consisting of 1,700,000,000 authorized shares of Class D Stock, and (vi) increase the Post-Combination Company’s authorized shares of Preferred Stock from 1,000,000 to 100,000,000 shares of Preferred Stock:

For	Against	Abstain	Broker Non-Votes
23,675,350	8,648,414	122,408	0

b.

Proposal 4B: Dual-Class Stock — to amend the Proposed Charter to provide for a capital structure pursuant to which, subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock, the holders of outstanding shares of Common Stock of the Post-Combination Company will vote together as a single class on all matters with respect to which stockholders of the Post-Combination Company are entitled to vote under applicable law, the Proposed Charter or the proposed Amended and Restated Bylaws of the Post-Combination Company (the “Amended and Restated Bylaws”), or upon which a vote of the stockholders generally entitled to vote is otherwise called for by the Post-Combination Company, in each such vote, (i) the holders of Class A Stock and holders of Class C Stock will be entitled to one vote per share of Class A Stock or Class C Stock, respectively, and (ii) holders of Class B Stock and holders of Class D Stock will be entitled to ten votes per share of Class B Stock or Class D Stock, respectively:

For	Against	Abstain	Broker Non-Votes
23,891,266	8,439,731	115,175	0

c.

Proposal 4C: Removal of Directors — to amend the Proposed Charter to provide that until any time prior to 5:00 p.m. Eastern Time on the first date following the date on which the voting power of all of the then outstanding shares of Class B Stock and Class D Stock, voting together as a single class, represents less than fifty percent (50%) of the voting power of all of the then outstanding shares of the Post-Combination Company generally entitled to vote, voting together as a single class (the “Voting Rights Threshold Date”), any director of the Post-Combination Company’s Board elected by the stockholders generally entitled to vote may be removed with or without cause, and, any time from and after the Voting Rights Threshold Date, any such director may be removed only for cause:

For	Against	Abstain	Broker Non-Votes
23,869,151	8,405,180	171,841	0

d.

Proposal 4D: Selection of the Sixth Judicial Court, Oakland County, Michigan or the Court of Chancery of the State of Delaware as Exclusive Forum — to amend the Proposed Charter to provide that, unless the Post-Combination Company consents in writing to the selection of an alternative forum, (i) any derivative action brought on behalf of the Post-Combination Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, or employee of the Post-Combination Company to the Post-Combination Company or the Post-Combination Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, the Proposed Charter or the Amended and Restated Bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine of the State of Delaware will be required to be filed in either (x) the Sixth Judicial Circuit, Oakland County, Michigan (or, if the Sixth Judicial Circuit, Oakland County, Michigan lacks jurisdiction over any such action or proceeding, then another state court of the State of Michigan, or if no state court of the State of Michigan has jurisdiction over any such action or proceeding, then the United Stated District Court for the Eastern District of Michigan) or (y) the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware lacks jurisdiction over any such action or proceeding, then the Superior Court of the State of Delaware, or, if the Superior Court of the State of Delaware lacks jurisdiction then the United States District Court for the District of Delaware):

For	Against	Abstain	Broker Non-Votes
23,976,627	8,313,600	155,945	0

e.

Proposal 4E: Required Stockholder Vote to Amend Certain Sections of the Proposed Charter — to amend the Proposed Charter to require that, from and after the Voting Rights Threshold Date, in addition to any affirmative vote required by applicable law, the approval by affirmative vote of the holders of at least 75% in voting power of the then outstanding shares of the Post-Combination Company generally entitled to vote is required to make any amendment to Article VII (Board of Directors) or Article VIII (Written Consent of Stockholders) of the Proposed Charter:

For	Against	Abstain	Broker Non-Votes
23,990,039	8,390,502	65,631	0

f.

Proposal 4F: Required Stockholder Vote to Amend the Bylaws of the Company — to amend the Proposed Charter to provide that, from and after the Voting Rights Threshold Date, the affirmative vote of the holders of at least 75% in voting power of the then outstanding shares of the Post-Combination Company generally entitled to vote, is required to alter, amend, make or repeal any provision of the Amended and Restated Bylaws:

For	Against	Abstain	Broker Non-Votes
23,998,071	8,391,617	56,484	0

5. Director Election Proposal. The stockholders elected nine directors to serve staggered terms on the Company’s Board until the 2022, 2023 and 2024 annual meetings of stockholders, as applicable, and until their respective successors are duly elected and qualified. The voting results for this proposal were as follows:

Name	Class	For	Abstain	Broker Non-Votes
Mat Ishbia	I	26,388,484	6,057,688	0
Alex Elezaj	I	26,297,878	6,148,294	0
Kelly Czubak	I	32,370,429	75,743	0
Jeff Ishbia	II	27,615,872	4,830,300	0
Laura Lawson	II	26,313,865	6,132,307	0
Isiah Thomas	II	31,456,439	989,733	0
Justin Ishbia	III	26,289,545	6,156,627	0
Melinda Wilner	III	26,314,854	6,131,318	0
Robert Verdun	III	32,348,238	97,934	0

6. Incentive Plan Proposal. The stockholders approved the UWM Corporation 2020 Omnibus Incentive Plan (the “Incentive Plan”), including the authorization of the initial share reserve under the Incentive Plan. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
25,249,190	7,132,055	64,927	0

7. Adjournment Proposal. The stockholders voted to allow the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, (i) to ensure that any supplement or amendment to the Proxy Statement that the Board has determined in good faith is required by applicable law to be disclosed to the Company stockholders and for such supplement or amendment to be promptly disseminated to Company stockholders prior to the Special Meeting, (ii) if, as of the time for which the Special meeting is originally scheduled, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or (iii) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Proposal, the Charter Approval Proposal or the Incentive Plan Proposal. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Business Combination Proposal, the Nasdaq Proposal, the Charter Approval Proposal or the Incentive Plan Proposal. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
32,317,653	63,180	65,339	0

Additionally, 20,795 shares of Class A Stock were presented for redemption in connection with the Business Combination.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gores Holdings IV, Inc.

Date: January 21, 2021	By:	/s/ Andrew McBride
	Name:	Andrew McBride
	Title:	Chief Financial Officer and Secretary